Exhibit 10.2

TRIMBLE NAVIGATION LIMITED

2002 STOCK PLAN
(as amended and restated January 20, 2005)

          1.     Purposes of the Plan.  The purposes of this 2002 Stock Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

                    Grants under the Plan may be Awards, Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

          2.     Definitions.  As used herein, the following definitions shall apply:

                         (a)     “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                         (b)     “Applicable Laws” means the requirements relating to the administration of stock incentive plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

                         (c)     “Award” means a grant of Shares or of a right to receive Shares pursuant to Section 7 of the Plan.

                         (d)     “Award Agreement” means a written or electronic form of notice or agreement between the Company and an Awardee evidencing the terms and conditions of an individual Award.  The Award Agreement is subject to the terms and conditions of the Plan.

                         (e)     “Awarded Stock” means the Common Stock subject to an Award.

                         (f)     “Awardee” means the holder of an outstanding Award.

                         (g)     “Board” means the board of directors of the Company.

                         (h)     “Change in Control” means the occurrence of any of the following events:

                                        (i)          Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

                                        (ii)          The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

                                        (iii)          A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors.  “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

                                        (iv)          The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

                         (i)     “Code” means the Internal Revenue Code of 1986, as amended.

                         (j)     “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

                         (k)     “Common Stock” means the common stock of the Company.

                         (l)     “Company” means Trimble Navigation Limited, a California corporation.

                         (m)     “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

                         (n)     “Director” means a member of the Board.

                         (o)     “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

                         (p)     “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.  A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.  For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.  Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

                         (q)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                         (r)     “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

                                        (i)          If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                                        (ii)         If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                                        (iii)        In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

                         (s)     “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                         (t)     “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

                         (u)     “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                         (v)     “Option” means a stock option granted pursuant to the Plan.

                         (w)     “Option Agreement” means a written or electronic form of notice or agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant.  The Option Agreement is subject to the terms and conditions of the Plan.

                         (x)     “Optioned Stock” means the Common Stock subject to an Option.

                         (y)     “Optionee” means the holder of an outstanding Option.

                         (z)     “Outside Director” means a Director who is not an Employee.

                         (aa)          “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

                         (bb)          “Plan” means this 2002 Stock Plan, as amended.

                         (cc)          “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                         (dd)          “Section 16(b) “ means Section 16(b) of the Exchange Act.

                         (ee)          “Service Provider” means an Employee, Director or Consultant.

                         (ff)          “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

                         (gg)          “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

          3.     Stock Subject to the Plan.  Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be awarded or optioned and delivered under the Plan is 4,500,000 Shares plus (a) any Shares which have been previously reserved but not issued under the Company’s 1993 Stock Option Plan (the “1993 Plan”) as of the date of shareholder approval of this Plan, and (b) any Shares returned to the 1993 Plan as a result of termination of options granted under the 1993 Plan.  The Shares may be authorized, but unissued, or reacquired Common Stock, all of which Shares may be granted as Incentive Stock Options and 10% of which may be granted as Awards.

                    If an Award or Option expires, is cancelled, forfeited or becomes unexercisable without having been exercised in full, the undelivered Shares which were subject thereto shall, unless the Plan has terminated, become available for future Awards or Options under the Plan.

          4.     Administration of the Plan.

                         (a)     Procedure.

                                        (i)          Multiple Administrative Bodies.  Different Committees with respect to different groups of Service Providers may administer the Plan.

                                        (ii)         Section 162(m).  To the extent that the Administrator determines it to be desirable to qualify Awards or Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

                                        (iii)        Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                                        (iv)        Other Administration.  Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

                         (b)     Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                                        (i)          to select the Service Providers to whom Awards or Options may be granted hereunder;

                                        (ii)         to determine the number of shares of Common Stock to be covered by each Award or Option granted hereunder;

                                        (iii)        to approve forms of agreement for use under the Plan;

                                        (iv)        to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award or Option granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), the time or times when Awards vest (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                                        (v)         to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                                        (vi)        to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

                                        (vii)       to modify or amend each Award or Option (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan; provided, however, that the Administrator shall not reduce the exercise price of Options or cancel any outstanding Option and replace it with a new Option with a lower exercise price, where the economic effect would be the same as reducing the exercise price of the cancelled Option, without the approval of the Company’s shareholders;

                                        (viii)      to allow Awardees or Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or vesting of an Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld.  The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.  All elections by an Awardee or Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                                        (ix)        to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award or Option previously granted by the Administrator; and

                                        (x)         to make all other determinations deemed necessary or advisable for administering the Plan.

                         (c)     Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations shall be final and binding on all Awardees and Optionees and any other holders of Awards or Options.

          5.     Eligibility.  Nonstatutory Stock Options and Awards may be granted to Service Providers.  Incentive Stock Options may be granted only to Employees.

          6.     Limitations.

                         (a)     Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted.  The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                         (b)     Neither the Plan nor any Award or Option shall confer upon an Awardee or Optionee any right with respect to continuing that individual’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Awardee’s or Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

                         (c)     The following limitations shall apply to grants of Awards and Options:

                                        (i)          No Service Provider shall be granted, in any fiscal year of the Company, Options and Awards covering more than 300,000 Shares.

                                        (ii)         In connection with his or her initial service, a Service Provider may be granted Options and Awards covering an additional 450,000 Shares, which shall not count against the limit set forth in subsection (i) above.

                                        (iii)        The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13.

                                        (iv)        If an Award or Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section13), the cancelled Option or Award will be counted against the limits set forth in subsections (i) and (ii) above.

          7.     Stock Awards.  Awards may be granted either alone or in addition to Options granted under the Plan.  Upon each vesting date, provided that the Awardee is then a Service Provider, the Awardee shall be entitled to receive the number of Shares vested without payment of any consideration to the Company, unless otherwise required by applicable law.  Unless otherwise provided in the Award Agreement, Awardees will have full voting rights and be entitled to regular cash dividends with respect to the Shares subject to their Awards.  An Award Agreement may provide that certain restrictions will apply to any such dividends.

          8.     Term of Plan.  Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board.  It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

          9.     Term of Award or Option.  The term of each Award or Option shall be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement or Option Agreement.  However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

          10.     Option Exercise Price and Consideration.

                              (a)     Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                                        (i)          In the case of an Incentive Stock Option

                                                       (A)     granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                                       (B)     granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                                        (ii)         In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                                        (iii)        Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or consolidation of or by the Company with or into another corporation, the purchase or acquisition of property or stock by the Company of another corporation, any spin-off or other distribution of stock or property by the Company or another corporation, any reorganization of the Company, or any partial or complete liquidation of the Company, if such action by the Company or other corporation results in a significant number of Employees or employees being transferred to a new employer or discharged, or in the creation or severance of the Parent-Subsidiary relationship.

                         (b)     Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

                         (c)     Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment.  In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant.  Such consideration may consist entirely of:

                                        (i)          cash;

                                        (ii)         check;

                                        (iii)        promissory note;

                                        (iv)        other Shares which, in the case of Shares acquired directly or indirectly from the Company, (A) have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                                        (v)         consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                                        (vi)        a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

                                        (vii)       any combination of the foregoing methods of payment; or

                                        (viii)      such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

          11.     Exercise of Option; Vesting of Awards.

                         (a)     Procedure for Exercise; Rights as a Shareholder.  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.  Unless the Administrator provides otherwise, vesting of Awards and Options granted hereunder shall be suspended during any unpaid leave of absence.  An Option may not be exercised for a fraction of a Share.

                                        An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option or such person’s authorized agent, and (ii) full payment for the Shares with respect to which the Option is exercised.  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan.  Shares issued upon exercise of an Option shall be issued in the name of the Optionee.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised or the vesting date of an Award.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Sections 7 and 13 of the Plan.

                                        Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for delivery under the Award or Option, by the number of Shares as to which the Option is exercised.

                         (b)     Termination of Relationship as a Service Provider.  If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination.  If an Awardee ceases to be a Service Provider, for any reason, all unvested Shares covered by his or her Award shall be forfeited.  If, on the date of termination, the Optionee or Awardee is not vested as to his or her entire Option or Award, the Shares covered by the unvested portion of the Option or Award shall revert to the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                         (c)     Disability of Optionee.  If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination.  If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                         (d)     Death of Optionee.  If an Optionee dies while a Service Provider or within thirty (30) days (or such longer period of time not exceeding three (3) months as is determined by the Administrator), the Option may be exercised following the Optionee’s death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the personal representative of the Optionee’s estate or by the person(s) to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution.  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Optionee’s death.  If, at the time of death, Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan.  If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          12.     Transferability of Awards and Options.  Unless determined otherwise by the Administrator, an Award or Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.  If the Administrator makes an Award or Option transferable, suchAward or Option shall contain such additional terms and conditions as the Administrator deems appropriate.

13.     Adjustments; Dissolution; Merger or Change in Control.

                         (a)     Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may (in its sole discretion) adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award and Option and the numerical limits of Section 6.

                         (b)     Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Awardee and Optionee as soon as practicable prior to the effective date of such proposed transaction.  The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable.  The Administrator in its discretion may provide that the vesting of an Award accelerate at any time prior to such transaction.  To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action, and unvested Shares subject to an Award will be forfeited immediately prior to the consummation of such proposed action.

                         (c)     Merger or Change in Control.  In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Award and Option shall be assumed or an equivalent award, option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  In the event the successor corporation does not agree to assume the Award or Option, or substitute an equivalent option or right, the Administrator shall, in lieu of such assumption or substitution, provide for the Awardee or Optionee to have the right to vest in and exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be vested or exercisable, and in the case of an Award, to accelerate the vesting of the Award.  If the Administrator makes an Option fully vested and exercisable in lieu of assumption or substitution in the event of a merger or Change in Control, the Administrator shall notify the Optionee that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.  If, in such a merger or Change in Control, the Award or Option is assumed or an equivalent award or option or right is substituted by such successor corporation or a Parent or Subsidiary of such successor corporation, and if during a one-year period after the effective date of such merger or Change in Control, the awardee’s or Optionee’s status as a Service Provider is terminated for any reason other than the Awardee’s or Optionee’s voluntary termination of such relationship, then (i) in the case of an Option, the Optionee shall have the right within three (3) months thereafter to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not be otherwise exercisable, effective as of the date of such termination and (ii) in the case of an Award, the Award shall be fully vested on the date of such termination.

                                        For the purposes of this subsection (c), the Award or Option shall be considered assumed if, following the merger or Change in Control, the option or right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Award or Optioned Stock subject to the Option immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, and upon the vesting of an Award, for each Share of Awarded Stock, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

          14.     Date of Grant.  Except for Optionsgranted to Outside Directors under Section 15 hereof, the date of grant of an Award or Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Award or Option, or such other later date as is determined by the Administrator.  Notice of the determination shall be provided to each Awardee and Optionee within a reasonable time after the date of such grant.

          15.     Option Grants to Outside Directors.  All grants of Options to Outside Directors shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                                        (i)          No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                                        (ii)         Each Outside Director shall be automatically granted an Option to purchase 15,000 Shares (the “First Option”) upon the date on which such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy.

                                        (iii)        After a First Option has been granted to any Outside Director, each Outside Director shall thereafter be automatically granted an Option to purchase 7,500 Shares (a “Subsequent Option”) on the day of each subsequent annual shareholders meeting at which such Outside Director is reelected to an additional term; provided, however, that no Subsequent Option shall be granted for the first annual shareholders meeting following the grant of a First Option to any director.

                                        (iv)        In the event that the number of Shares remaining available for grant under the Plan is less than the number of Shares required for an automatic grant pursuant to either subsection (ii) or (iii) hereof, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date.  Any further automatic grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted under the Plan.

                                        (v)         The terms of an Option granted hereunder shall be consistent with the requirements set forth elsewhere in this plan, except that the Option shall become exercisable in installments cumulatively with respect to 1/36 of the Shares for each complete calendar month after the date of grant of such Option.

                                        (vi)        The number of Shares granted pursuant to subsections (ii) and (iii) hereof shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13.

          16.     Amendment and Termination of the Plan.

                         (a)     Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

                         (b)     Shareholder Approval.  The Company shall obtain shareholder approval of this Plan amendment to the extent necessary and desirable to comply with Applicable Laws and paragraph (c) below.

                         (c)     Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan or any Award or Option shall (i) impair the rights of any Awardee or Optionee, unless mutually agreed otherwise between the Awardee or Optionee and the Administrator, which agreement must be in writing and signed by the Awardee or Optionee and the Company or (ii) permit the reduction of the exercise price of an Option after it has been granted (except for adjustments made pursuant to Section 13), unless approved by the Company’s shareholders.  Neither may the Administrator, without the approval of the Company’s shareholders, cancel any outstanding Option and replace it with a new Option with a lower exercise price, where the economic effect would be the same as reducing the exercise price of the cancelled Option.  Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards and Options granted under the Plan prior to the date of such termination. Any increase in the number of shares subject to the Plan, other than pursuant to Section 13 hereof, shall be approved by the Company’s shareholders.

          17.     Conditions Upon Issuance of Shares; Deferred Compensation Legislation.

                         (a)     Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Option or the vesting of an Award unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.  The Plan is intended to comply with the requirements of Section 409A of the Code and Awards and Options granted under the Plan may be amended for puposes of such compliance.

                         (b)     Investment Representations.  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

          18.     Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          19.     Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          20.     Shareholder Approval.  The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted.  Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

TRIMBLE NAVIGATION LIMITED

2002 STOCK PLAN – STOCK OPTION AGREEMENT

                                        Unless otherwise defined herein, the capitalized terms used in this Stock Option Agreement shall have the same defined meanings as set forth in the Company’s 2002 Stock Plan.

I.	NOTICE OF STOCK OPTION GRANT

Name:

Address:

You have been granted an option to purchase shares of the Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:

	Grant Number	________________________________________________

	Date of Grant	________________________________________________

	Vesting Commencement Date	________________________________________________

	Exercise Price per Share	$_______________________________________________

	Total Number of Shares Granted	________________________________________________

	Total Exercise Price	$_______________________________________________

	Type of Option:	_____Incentive Stock Option

_____Nonstatutory Stock Option

	Term/Expiration Date:	________________________________________________

Vesting Schedule:

          This Option shall be exercisable, in whole or in part, in accordance with the following schedule:

          20% of the Shares subject to this Option shall vest twelve months after the Vesting Commencement Date, and 1/60th of the Shares subject to this Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date, such that 100% of the Shares subject to this Option shall vest five (5) years from the Vesting Commencement Date subject to the Optionee continuing to be a Service Provider on such dates.

          Termination Period:

          This Option may be exercised for three (3) months after Optionee ceases to be a Service Provider.  Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider.  In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.          AGREEMENT

               A.          Grant of Option.

                              The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the “Optionee”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

                              If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code.  However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option (“NSO”).

               B.          Exercise of Option.

                              (a)          Right to Exercise.  This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

                              (b)          Method of Exercise.  This Option is exercisable by (i) electronic exercise in accordance with an approved automated exercise program or (ii) delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan.  The Exercise Notice shall be completed by the Optionee and delivered to the Company.  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares.  This Option shall be deemed to be exercised upon receipt by the Company of the Exercise Price.

                                             No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws.  Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

               C.          Method of Payment.

                              Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                              1.          cash; or

                              2.          check; or

                              3.          consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

                              4.          surrender of other Shares which (i) in the case of Shares acquired either directly or indirectly from the Company, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

               D.          Non-Transferability of Option.

                              This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee.  The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

               E.          Term of Option.

                              This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

               F.          Tax Obligations.

                              (a)          Withholding Taxes.  Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise.  Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                              (b)          Notice of Disqualifying Disposition of ISO Shares.  If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition.  Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

               G.          Entire Agreement; Governing Law.

                              The Plan is incorporated herein by reference.  The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.  This agreement is governed by the internal substantive laws, but not the choice of law rules, of the state of California.

               H.          NO GUARANTEE OF CONTINUED SERVICE.

                              OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER).  OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

                    By Optionee’s signature and the signature of the Company’s representative below, Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement.  Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.  Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	TRIMBLE NAVIGATION LIMITED

Signature	By

Print Name	Print Name

Residence Address	Title

TRIMBLE NAVIGATION LIMITED

2002 STOCK PLAN – STOCK OPTION AGREEMENT

(Outside Director Option)

                                        Unless otherwise defined herein, the capitalized terms used in this Stock Option Agreement shall have the same defined meanings as set forth in the Company’s 2002 Stock Plan.

I.	NOTICE OF STOCK OPTION GRANT

Name:

Address:

You have been granted an option to purchase shares of the Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:

	Grant Number	________________________________________________

	Date of Grant	________________________________________________

	Vesting Commencement Date	________________________________________________

	Exercise Price per Share	$_______________________________________________

	Total Number of Shares Granted	________________________________________________

	Total Exercise Price	$_______________________________________________

	Type of Option:	Nonstatutory Stock Option

	Term/Expiration Date:	________________________________________________

Vesting Schedule:

          This Option shall be exercisable, in whole or in part, in accordance with the following schedule:

          This option shall vest and become exercisable cumulatively, to the extent of 1/36th of the Shares subject to the Option for each complete calendar month after the date of grant of the Option.

          Termination Period:

          This Option may be exercised for three (3) months after Optionee ceases to be a Service Provider.  Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider.  In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.      AGREEMENT

          A.               Grant of Option.

                    The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the “Optionee”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

          B.               Exercise of Option.

                    (a)                    Right to Exercise.  This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

                    (b)                    Method of Exercise.  This Option is exercisable by (i) electronic exercise in accordance with an approved automated exercise program or (ii) delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan.  The Exercise Notice shall be completed by the Optionee and delivered to the Company.  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares.  This Option shall be deemed to be exercised upon receipt by the Company of the Exercise Price.

          No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws.  Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

          C.               Method of Payment.

                    Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                    1.                    cash; or

                    2.                    check; or

                    3.                    consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

                    4.                    surrender of other Shares which (i) in the case of Shares acquired either directly or indirectly from the Company, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

          D.               Non-Transferability of Option.

                    This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee.  The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

          E.                Term of Option.

                    This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

          F.                Tax Obligations.

                    Withholding Taxes.  Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise.  Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          G.               Entire Agreement; Governing Law.

                    The Plan is incorporated herein by reference.  The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.  This agreement is governed by the internal substantive laws, but not the choice of law rules, of the state of California.

                    By Optionee’s signature and the signature of the Company’s representative below, Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement.  Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.  Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	TRIMBLE NAVIGATION LIMITED

Signature	By

Print Name	Print Name

Residence Address	Title

EXHIBIT A

TRIMBLE NAVIGATION LIMITED

2002 STOCK PLAN

EXERCISE NOTICE

Trimble Navigation Limited
749 North Mary Avenue
Sunnyvale, CA 94085

Attention:  Stock Administrator

          1.          Exercise of Option.  Effective as of today, ________________, _____, the undersigned (“Purchaser”) hereby elects to purchase ______________ shares (the “Shares”) of the Common Stock of Trimble Navigation Limited (the “Company”) under and pursuant to the 2002 Stock Plan (the “Plan”) and the Stock Option Agreement dated, ______________ (the “Option Agreement”).  Subject to adjustment in accordance with Section 12 of the Plan, the purchase price for the Shares shall be $_____, as required by the Option Agreement.

          2.          Delivery of Payment.  Purchaser herewith delivers to the Company the full purchase price for the Shares together with any required withholding taxes to be paid in connection with the exercise of the Option.

          3.          Representations of Purchaser.  Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

          4.          Rights as Shareholder.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 12 of the Plan.

          5.          Tax Consultation.  Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares.  Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

          6.          Entire Agreement; Governing Law.  The Plan and Option Agreement are incorporated herein by reference.  This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser.  This agreement is governed by the internal substantive laws, but not the choice of law rules, of the state of California.

Submitted by:	Accepted by:

PURCHASER:	TRIMBLE NAVIGATION LIMITED

Signature	By

Print Name	Print Name

Address::	Title

Date Received

TRIMBLE NAVIGATION LIMITED

2002 STOCK PLAN

STOCK AWARD AGREEMENT

          Unless otherwise defined herein, the capitalized terms used in this Stock Award Agreement shall have the same defined meanings as set forth in the Company’s 2002 Stock Plan (the “Plan”).

III	NOTICE OF STOCK AWARD

Name:

Address:

You have been granted a stock award for shares of the Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Award Agreement, as follows:

	Grant Number	________________________________________________

	Date of Grant	________________________________________________

	Vesting Commencement Date	________________________________________________

	Total Number of Shares Granted	______________________________, (the” Awareded Stock”)

Vesting Schedule:

          The Awarded Stock shall vest in accordance with the following schedule:

          Provided that the Awardee continues to be a Service Provider through each vesting date, 20% of the Awarded Stock shall vest on each twelve months anniversary after the Vesting Commencement Date, such that 100% of the Awarded Stock shall vest five (5) years from the Vesting Commencement Date.

          Forfeiture:

          Upon the date that you cease to be a Service Provider, for any reason, all unvested Awarded Stock shall be forfeited and revert to the Plan.

IV.          AGREEMENT

          A.          Grant of Award.  The Plan Administrator of the Company hereby grants to the Awardee named in the Notice of Grant attached as Part I of this Agreement (the “Awardee”) an award (the “Award”) of the number of Shares, as set forth in the Notice of Grant, subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Section 16(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan shall prevail.

          B.          Purchase Price. There is no purchase price for the Awarded Stock.  The Awardee’s performance of services for the Company shall be the consideration rendered for the Awarded Stock.

          C.          Restrictions with Respect to Awarded Stock.

                        (i)  Restrictions.  The Awarded Stock granted hereunder and any interest therein, may not be sold, transferred, pledged, hypothecated, assigned or otherwise disposed of, except by will or the laws of descent and distribution, prior to the lapsing of restrictions set forth in the Plan and this Award Agreement.  Any attempt to dispose of any Awarded Stock in contravention of any such restrictions shall be null and void and without effect.

                        (ii)  Restricted Period; Lapse of Restrictions.  Except as otherwise provided in the Plan or this Award Agreement, the restrictions set forth in Paragraph C(i) shall lapse with respect to the number of Awarded Shares vesting in accordance with the vesting schedule set forth in the Notice of Grant, so long as the Grantee continues to be a Service Provider to the Company or any Subsidiary as of each such vesting date.

          D.          Form of Restricted Stock.  The Company may, in its discretion, reflect ownership of Awarded Stock through the issuance of stock certificates, in book-entry form or any combination thereof.

          E.          Vesting; Unrestricted Shares.  Promptly after each vesting date relating to the Awarded Stock without forfeiture, and provided that the Awardee shall have complied with his or her obligations under Paragraph I hereof, the Company shall, with respect to such vested shares:

                        If such vested shares were initially issued in certificated form, issue to the Awardee or the Awardee’s personal representative a stock certificate representing a number of shares of Common Stock of the Company, free of the restrictive legend described in Paragraph G, equal to the number of shares of Awarded Stock with respect to which such restrictions have lapsed.  If certificates representing such Awarded Stock shall have theretofore been delivered to the Awardee, such certificates shall be returned to the Company, complete with any necessary signatures or instruments of transfer prior to the issuance by the Company of such unlegended shares of Common Stock; or

                        If such Awarded Stock was initially issued in book-entry form, transfer such unlegended shares to the Awardee in the form and registration as requested by the Awardee.

          F.          Rights as a Shareholder.  Subject to the restrictions set forth in the Plan and this Award Agreement, the Awardee shall possess all incidents of ownership with respect to the Awarded Stock granted hereunder, including the right to vote such Awarded Stock and the right to receive dividends with respect to such Awarded Stock; provided however, that extraordinary or non-cash dividends shall be subject to the same restrictions that apply to the underlying Awarded Stock.

          G.          Certificate; Restrictive Legend.  Any certificate issued for Awarded Stock prior to the lapse of any outstanding restrictions relating thereto shall be inscribed with the following legend, or such other legend as determined by the Administrator:

             THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS, INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER (THE “RESTRICTIONS”), CONTAINED IN THE TRIMBLE NAVIGATION LIMITED  2002 STOCK PLAN AND THE STOCK AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND THE COMPANY.  ANY ATTEMPT TO DISPOSE OF THESE SHARES IN CONTRAVENTION OF THE RESTRICTIONS, INCLUDING BY WAY OF SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHERWISE, SHALL BE NULL AND VOID AND WITHOUT EFFECT.

          H.          Termination as a Service Provider.   Upon the Awardee’s termination as a Service Provider, for any reason, including death or termination due to Disability, prior to the vesting date with respect to any portion of the Awarded Stock granted hereunder, the Awardee shall forfeit any rights to the shares of Awarded Stock that have not vested and shall have no further rights thereto.

          I.           Taxes.    The Company (or Subsidiary, as the case may be) may require the Awardee to remit to the Company (or Subsidiary, as the case may be) in cash an amount sufficient to satisfy any federal, state and local tax withholding requirements related to the Award.  The Awardee may satisfy the foregoing requirement by electing to have the Company reduce the number of shares of unrestricted Common Stock or by delivering to the Company shares of Common Stock already owned by the Awardee for at least 6 months, in each case, having a value equal to the minimum amount of tax required to be withheld.  Such shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined, and fractional share amounts shall be settled in cash.  Such an election may be made with respect to all or any portion of the shares of Common Stock to be delivered pursuant to the Award.  Awardee acknowledges and agrees that the Company may refuse to remove the restrictions with respect to such Shares if such withholding amounts are not satisfied at the time of vesting.

                        The Awardee shall promptly notify the Company of any election made pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended.

          J.          Adjustments.  The Award and all rights and obligations under this Award Agreement are subject to Section 13 of the Plan.

          K.          Tax Representations.  The Grantee has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Award Agreement.  The Awardee is relying solely on such advisors and not on any statement or representations of the Company or any of its agents.  The Awardee understands that he or she (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by the Award Agreement.

          L.          Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Awardee with respect to the subject matter hereof, and may not be modified adversely to the Awardee’s interest except by means of a writing signed by the Company and Awardee.  This agreement is governed by the internal substantive laws, but not the choice of law rules, of the state of California.

          M.         NO GUARANTEE OF CONTINUED SERVICE.

                        AWARDEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN AWARD OR RECEIVING SHARES HEREUNDER).  AWARDEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH AWARDEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE AWARDEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

          By Awardee’s signature and the signature of the Company’s representative below, Awardee and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Award Agreement.  Awardee has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement.  Awardee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement.  Awardee further agrees to notify the Company upon any change in the residence address indicated below.

AWARDEE:	TRIMBLE NAVIGATION LIMITED

Signature	By

Print Name	Print Name

Residence Address	Title